UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2015

Inotek Pharmaceuticals Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-36829	04-3475813
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

131 Hartwell Avenue, Suite 105 Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 676-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(c)	Appointment of Certain Officers

The Board of Directors (the “Board”) of Inotek Pharmaceuticals Corporation (the “Company”) has appointed Ittai Harel as the Chairperson of the Nominating and Corporate Governance Committee, having previously determined that he satisfies all applicable requirements to serve on such committee, including without limitation the applicable requirements of the NASDAQ Listing Rules and the Securities Exchange Act of 1934, as amended (collectively, “Applicable Requirements”).

The Board of the Company has appointed Ittai Harel to its Audit Committee, having previously determined that he satisfies all Applicable Requirements to serve on such committee.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 24, 2015. As of April 28, 2015, the record date for the Annual Meeting, there were 16,327,003 outstanding shares of the Company’s common stock. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 29, 2015: (i) to elect David P. Southwell as a Class I director of the Company to serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2018 or until his successor has been duly elected and qualified (“Proposal 1”), (ii) to ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 (“Proposal 2”) and (iii) to ratify the Company’s 2014 Stock Option and Incentive Plan (“Proposal 3”).

The Company’s stockholders approved the Class I director nominee recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for the Class I director as follows:

Class I Director Nominee	For	Withheld	Broker Non-Votes
David P. Southwell	13,131,128	4,351	1,534,980

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
14,648,849	14,733	6,877

The Company’s stockholders approved Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
11,983,639	1,147,655	4,185	1,534,980

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2015	INOTEK PHARMACEUTICALS CORPORATION

	By:	/s/ Dale Ritter
Dale Ritter
Vice President —Finance